**ASSIGNMENT OF COLLECTED PROCEEDS
AND INTERCREDITOR AGREEMENT**

THIS ASSIGNMENT OF COLLECTED PROCEEDS AND INTERCREDITOR AGREEMENT ("Agreement") is made as of the 16th day of October, 2008, by and among **THE SINGING MACHINE COMPANY, INC.**, a Delaware corporation, formed under the laws of the State of Delaware ("Client"), **SMC (COMMERCIAL OFFSHORE DE MACAU) LIMITADA**, a company organized in Macau ("Borrower"), **BRANCH BANKING AND TRUST COMPANY** ("BB&T", which expression shall include its successors and assigns) and **DBS BANK (HONG KONG) LIMITED** , a Hong Kong bank ("Lender", which expression shall include its successors and assigns).

Recitals:

Client has entered into a Factoring and Security Agreement with The CIT Group Commercial Services, Inc. ("CIT") dated August 3, 2007 (the "CIT Factoring Agreement"). Pursuant to the CIT Factoring Agreement, CIT agreed to purchase from Client, and assume certain credit risk in respect of, certain "Accounts" (defined term under the CIT Factoring Agreement) arising from the sale of goods and services by Client.

Client has also entered into a Factoring and Security Agreement with BB&T effective as of September 29, 2008 (the "BB&T Factoring Agreement"). Pursuant to the BB&T Factoring Agreement, BB&T has agreed to purchase from Client, and assume certain credit risk in respect of, certain "Accounts" (defined term under the BB&T Factoring Agreement) arising from the sale of goods and services by Client.

By letter dated October 3, 2008, Client and CIT agreed to terminate the CIT Factoring Agreement effective October 10, 2008 ("Termination Date"). Pursuant to a letter dated October 10, 2008, between and among CIT, Client and BB&T, CIT agreed to remit to BB&T on behalf of Client any collections received by CIT on Client's Accounts arising from its sales occurring after the Termination Date. BB&T agreed to remit to CIT any collections on Client's Accounts factored with CIT on or prior to the Termination Date. The CIT Factoring Agreement, the October 3, 2008, letter and the October 10, 2008, letters referenced above are collectively referred to herein as the "CIT Termination Agreement."

Borrower (parent of Client) and Lender have entered into one or more agreements under which Lender has agreed to provide certain financing and extensions of credit to Borrower, with the consent of Client. At the request of Lender and with Borrower's consent, Client has agreed to assign to Lender, as security for all of Borrower's indebtedness and obligations to Lender, all amounts due and to become due to Client under the CIT Termination Agreement and to establish a procedure for the payment of any such sums received by Client (whether from CIT or other sources) directly to

BB&T for itself and for the benefit of Lender.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. **Letter Agreements**. Client represents to Lender that attached hereto as Exhibit s A-1 and A-2 are true and correct copies of the October 3, 2008, and October 10, 2008, letter agreements referenced above.

2. **Security Assignment**. As security for any and all "Obligations" due from Client to BB&T as that term is defined in the BB&T Factoring Agreement, Client hereby assigns, transfers and sets over unto BB&T, both for itself and on behalf of Lender, and hereby grants a security interest to BB&T, for itself and on behalf of the Lender, in and to all of Client's right, title and interest in and to all monies and claims for monies due or to become due to Client under the CIT Termination Agreement including, without limitation, any direct payments received by Client from CIT or any other sources. Any such monies, payments, checks or other remittance received by Client from CIT shall immediately be remitted to BB&T for itself and, as appropriate, for the benefit of Lender.

3. **Payment of Proceeds to Lender**. Client hereby authorizes and directs BB&T to pay directly to Lender, or as otherwise directed by Lender, all monies sent by Client to BB&T under this Agreement, subject to (i) payment in full of any and all "Obligations" [as defined in the BB&T Factoring Agreement] of any nature owing by Client to BB&T under the BB&T Factoring Agreement, (ii) the reserve, if any, which BB&T is entitled to retain under the BB&T Factoring Agreement, and (iii) all of BB&T's other rights under the BB&T Factoring Agreement. Client hereby authorizes and directs BB&T to recognize Lender's claims and rights under this Agreement without investigating, without limitation, the reason for any action taken by Lender, or the validity or the amount of any of Borrower's indebtedness or obligations to Lender, or the existence of any default or the application to be made by Lender of any of the sums paid by BB&T to Lender under this Agreement. Client hereby directs BB&T to make all checks or other transfers for all or any part of the sums payable under this Agreement to the sole and exclusive order of Lender and BB&T shall be released and discharged to the extent of any payment made to Lender.

4. **Lender Acknowledgments and Covenants**. Lender hereby makes the following acknowledgments, representations and covenants:

   (a) Lender acknowledges BB&T's continuing right under the BB&T Factoring Agreement to charge back certain Accounts against Client's reserve account to the extent they are, or become, "Ineligible Accounts," as such term is defined in the BB&T Factoring Agreement. Future remittances to Lender hereunder may be reduced by the amount of such charge-backs in accordance with the BB&T Factoring Agreement.

(b) Lender, Borrower and Client further agree to indemnify and hold BB&T harmless from any and all liability or expense which may be incurred by reason of BB&T's recognition of and due performance of the assignment and security interest herein contained and its remittances to Lender as herein provided, including without limitation any loss, damages or expense arising from claims by a trustee in bankruptcy to recover alleged preferential transfers from BB&T provided the following occur:

(i) BB&T provides prompt notice and detailed information to Lender, Borrower and Client regarding any liability or expense for which indemnity is provided herein ("Claim" herein), including details of any Claims received or threatened:

(ii) BB&T cooperates with Lender, Borrower or Client in the defense of any such Claim and affords such reasonable assistance as the Lender, Borrower or Client may require to resist, dispute or reduce any the Claim; and

(iii) In any legal action in which BB&T is a named party, BB&T shall have the right to participate in the defense of the action along with Lender, Borrower or Client; provided, however, that BB&T shall only settle or otherwise resolve a Claim in such legal action with the consent of Lender, Borrower or Client, which consent shall not unreasonably be withheld.

(c) Subject to BB&T's rights under the BB&T Factoring Agreement, Lender alone is entitled to receive all amounts otherwise available to Client pursuant to the CIT Terminatin Agreement.

5. **Monthly Statements**. BB&T agrees to send to Lender a monthly statement of payments or other remittances received by BB&T from Client hereunder.

6. **Controlling Provisions**. To the extent that any provision of this Agreement is inconsistent with any provision of the BB&T Factoring Agreement, each such provision in the BB&T Factoring Agreement shall be deemed to be amended by, and as provided in, this Agreement. Except as specifically modified by this Agreement, the BB&T Factoring Agreement shall remain in full force and effect.

7 **Notices**. Except as otherwise provided herein, any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person, sent by facsimile with transmission receipt confirmed, sent by electronic mail or if sent by certified mail, postage prepaid, return receipt requested, addressed to the party to be notified as follows:

(a) If to Client:

The Singing Machine Company
Attention: Anton Handal
6601 Lyons Road, Building A-7
Coconut Creek, FL 33073
E-mail: anh@handal-law.com
Facsimile: (954)596-2000

(b) If to Borrower:
SMC (Commercial Offshore De Macau) Limitada
Attention: Carol Lau
Avenida da Praia Grande, No. 371
Edificio Commercial Keng Ou
11 andar C, Macau
E-Mail: carol@starlight.com.hk
Facsimile: (853)2871-7002

(b) If to Lender:
DBS Bank (Hong Kong) Limited
Attention: Amanda Chiu
16/F The Center
99 Queens Road Central
Hong Kong, Hong Kong
E-Mail: amandachiu@dbs.com
Facsimile: (852)2162-4228

(c) If to BB&T:
BRANCH BANKING AND TRUST COMPANY
d/b/a BB&T COMMERCIAL FINANCE
Attn: Client Services Administration
317 West High Street, 11th Floor Market Square Tower
High Point, North Carolina 27260
E-Mail: scott.wilson@bbandt.com
Facsimile: (336)889-9917

or such other address as any party may designate for itself by like notice.

8. **Termination**. This Agreement shall continue in effect until written notice of termination is delivered by any one of the parties hereto to the others; provided, however, that such termination shall not affect the security assignment to BB&T or BB&T's right (whether for itself or

on behalf of Lender) to receive money due or to become due to Client under the CIT Termination Agreement and this Agreement created prior to such termination, subject only to BB&T' rights under the BB&T Factoring Agreement and this Agreement. BB&T hereby agrees to notify Lender in writing of the delivery by BB&T to Client of any notice of termination or default under the BB&T Factoring Agreement. Any termination of this Agreement shall not affect the BB&T Factoring Agreement, which shall continue in full force and effect on its original terms, and shall not impair any right or priority of BB&T or Lender created or acquired hereunder prior to the receipt of notice of termination.

9. **Miscellaneous**. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute but one and the same instrument. This Agreement may not be modified or amended except by a writing signed by Lender, Borrower, Client and BB&T.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal as of the date first above written.

CLIENT:

THE SINGING MACHINE COMPANY, INC.

By: [signature]
Title: CEO

ATTEST:

[signature]
Secretary
[Corporate Seal]

BORROWER:
SMC (COMMERCIAL OFFSHORE DE MACAU) LIMITADA

By: [signature]
Title: DIRECTOR

ATTEST:

For and on behalf of
SMC (COMERCIAL OFFSHORE DE MACAU) LIMITADA
[signature]
Director/Authorised Signatory
Secretary
[Corporate Seal]

LENDER:

DBS BANK (HONG KONG) LIMITED

By: ______________________

Title: MANAGING DIRECTOR

BB&T:

BRANCH BANKING AND TRUST COMPANY,

By: ______________________

Title: Assistant Vice President

EXHIBIT "A-1" and "A-2"

[Attach copies of the October 3, 2008 and October 10, 2008 letter agreements]

ꝗr

EXHIBIT "B"

Supplement to the Assignment of Factoring Proceeds and Interfactor Agreement – Dated: 19 September 2008

The Lender in this Assignment of Factoring Proceeds and Interfactor Agreement shall be amended from "DBS Bank (Hong Kong) Limited" to "DBS Bank (Hong Kong) Limited Macau Branch"

The parties hereto below sign and confirm the amendment of the name of the Lender as per above.

ATTEST:

____
Secretary
[Corporate Seal]

ATTEST:

For and on behalf of
SMC (COMERCIAL OFFSHORE DE MACAU) LIMITADA

____
Director/Authorised Signatory
Secretary
[Corporate Seal]

CLIENT:

THE SINGING MACHINE COMPANY, INC.

By: ____________________
Title: Chief Executive Officer

BORROWER:

SMC (COMMERCIAL OFFSHORE DE MACAU) LIMITADA

By: ____________________
Title: DIRECTOR

LENDER:

DBS BANK (HONG KONG) LIMITED MACAU BRANCH

By: ____________________
Title: MANAGING DIRECTOR

BB&T:

BRANCH BANKING AND TRUST COMPANY

By: ____________________
Title: Assistant Vice President